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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-7 Indenture dated as of October 30, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-7)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


        CALIFORNIA                 333-83600                 33-0705301
        ----------                 ---------                 ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification No.)

1401 Dove Street                                                  92660
----------------                                                  -----
Newport Beach, California                                       (Zip Code)

(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     3.1 Amended and Restated Trust Agreement, dated as of October 30, 2002, among IMH Assets Corp., as Depositor, Wilmington Trust
                                              Company, as Owner Trustee and
                                              Deutsche Bank National Trust
                                              Company, as Certificate Registrar
                                              and Certificate Paying Agent,
                                              Collateralized Asset-Backed Bonds,
                                              Series 2002-7.


                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     4.1 Indenture dated as of October 30, 2002, between Impac CMB Trust
                                              Series 2002-7, as Issuer and
                                              Deutsche Bank National Trust
                                              Company, as Indenture Trustee,
                                              Collateralized Asset-Backed Bonds,
                                              Series 2002-7.

                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     99.1 Servicing Agreement, dated as of October 30, 2002, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB
                                              Trust Series 2002-7, as Issuer and
                                              Deutsche Bank National Trust
                                              Company, as Indenture Trustee,
                                              Collateralized Asset- Backed
                                              Bonds, Series 2002-7.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By: /s/ Richard J. Johnson
                                                  ------------------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

Dated: November 14, 2002

                                  EXHIBIT INDEX



                               Item 601(a) of                Sequentially
Exhibit                        Regulation S-K                Numbered
Number                         Exhibit No.                   Description                        Page
------                         -----------                   -----------                        ----
3.1                            Amended and Restated Trust Agreement, dated as of
                               October 30, 2002, among IMH Assets Corp., as
                               Depositor, Wilmington Trust Company, as Owner
                               Trustee and Deutsche Bank National Trust Company,
                               as Certificate Registrar and Certificate Paying
                               Agent, Collateralized Asset- Backed Bonds, Series
                               2002-7.

4.1                            Indenture dated as of October 30, 2002, between
                               Impac CMB Trust Series 2002-7, as Issuer and
                               Deutsche Bank National Trust Company, as
                               Indenture Trustee, Collateralized Asset-Backed
                               Bonds, Series 2002-7.

99.1                           Servicing Agreement, dated as of October 30, 2002, between Impac
                               Funding Corporation (formerly known as ICI Funding Corporation), as
                               Master Servicer, Impac CMB Trust Series 2002-7, as Issuer and
                               Deutsche Bank National Trust Company, as Indenture Trustee,
                               Collateralized Asset-Backed Bonds, Series 2002-7.